                                                                    Exhibit 23.1


                               CONSENT OF KPMG LLP
The Board of Directors
Epoch Biosciences, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG LLP




Seattle, Washington
January 10, 2001